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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                              Amendment No. 1 to

                                   FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 4, 1998




                             HOTEL DISCOVERY, INC.
             (Exact name of registrant as specified in its charter)



        Minnesota                     0-23243                   31-1487885
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


     4801 West 81st Street, Suite 112, Bloomington, MN           55437
         (Address of principal executive offices)              (Zip Code)

          7701 France Avenue South, Suite 217, Edina, Minnesota 55435 (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (612) 837-9917





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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)     Previous independent accountants

                 (i) On February 4, 1998, Hotel Discovery, Inc. (the "Registrant") dismissed Ernst & Young LLP as its independent accountants.

                 (ii) As discussed in paragraph (b) below, the Registrant has engaged new independent accountants, which firm will audit the Registrant's financial statements for the fiscal year ended December 28, 1997. The reports of Ernst & Young LLP on the Registrant's financial statements for the most recent two fiscal years for which that firm audited such financial statements, the most recent of which is the fiscal year ended December 29, 1996, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                 (iii) The Audit Committee of the Registrant's Board of Directors participated in and approved the decision to change independent accountants.


                 (iv) During the Registrant's two most recent fiscal years and the subsequent interim period through February 4, 1998, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.



                 (v) During the two most recent fiscal years and the subsequent interim period through February 4, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).


                 (vi) Ernst & Young LLP has furnished the Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Form 8-K Report.

         (b)     New independent accountants


                 (i) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of February 4, 1998. During the Registrant's two most recent fiscal years and the subsequent interim period through February 4, 1998, the Registrant has not consulted with Arthur Andersen LLP on any item regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) the subject matter of a disagreement or reportable event with the former independent accountants (as described in Regulation S-K Item 304(a)(2)).






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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 (16)     Letter regarding change in certifying accountant.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HOTEL DISCOVERY, INC.



Date:  February 9, 1998               By:     /s/ Anne D. Huemme

                                         ---------------------------------------
                                       Name:  Anne D. Huemme
                                       Title: Vice President - Finance and Chief
                                              Financial Officer





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